SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003, providing for the issuance of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-90830-04                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7. Financial Statements and Exhibits.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2003 as Exhibit 99.1.

ABFC 2003-AHL1 Trust
ABFC Asset-Backed  Certificates,  Series 2003-AHL1
-------------------------------------------------------------------------------

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  August 26, 2003                  By: /s/  Mark McDermott
                                       ------------------------------------
                                        Mark McDermott
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         August 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  August 25, 2003


                              ABFC Asset-Backed Certificates, Series 2003-AHL1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                               August 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA         109,394,000.00   107,614,006.23   1,588,043.34    330,098.92    1,918,142.26     0.00      0.00      106,025,962.89
IIA        191,962,000.00   187,880,768.99   2,644,640.51    231,160.96    2,875,801.47     0.00      0.00      185,236,128.48
M1          24,034,000.00    24,034,000.00           0.00     40,323.37       40,323.37     0.00      0.00       24,034,000.00
M2          19,413,000.00    19,413,000.00           0.00     49,273.20       49,273.20     0.00      0.00       19,413,000.00
M3          10,168,000.00    10,168,000.00           0.00     35,868.69       35,868.69     0.00      0.00       10,168,000.00
M4           3,698,000.00     3,698,000.00           0.00     14,635.95       14,635.95     0.00      0.00        3,698,000.00
M5           6,286,000.00     6,286,000.00           0.00     23,526.63       23,526.63     0.00      0.00        6,286,000.00
N           26,275,000.00    22,190,455.23   1,410,640.92    172,345.87    1,582,986.79     0.00      0.00       20,779,814.31
R                    0.00             0.00           0.00          0.00            0.00     0.00      0.00                0.00
TOTALS     391,230,000.00   381,284,230.45   5,643,324.77    897,233.59    6,540,558.36     0.00      0.00      375,640,905.68
X                    0.00             0.00           0.00          0.00            0.00     0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                   CURRENT
                       BEGINNING                                                   ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL    PRINCIPAL        INTEREST        TOTAL        PRINCIPAL      CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA     04542BCJ9    983.72859782    14.51673163    3.01752308    17.53425471    969.21186619       IA           3.684000 %
IIA    04542BCK6    978.73938066    13.77689600    1.20420166    14.98109767    964.96248466       IIA          1.430000 %
M1     04542BCL4  1,000.00000000     0.00000000    1.67776358     1.67776358  1,000.00000000       M1           1.950000 %
M2     04542BCM2  1,000.00000000     0.00000000    2.53815484     2.53815484  1,000.00000000       M2           2.950000 %
M3     04542BCN0  1,000.00000000     0.00000000    3.52760523     3.52760523  1,000.00000000       M3           4.100000 %
M4     04542BCP5  1,000.00000000     0.00000000    3.95780151     3.95780151  1,000.00000000       M4           4.600000 %
M5     04542BDA7  1,000.00000000     0.00000000    3.74270283     3.74270283  1,000.00000000       M5           4.350000 %
N      04542BDB5    844.54634558    53.68757069    6.55930999    60.24688069    790.85877488       N            9.320000 %
TOTALS              974.57820323    14.42457064    2.29336603    16.71793666    960.15363259
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------




Sec. 4.06(iii) O/C Amount                                                                         4,807,338.37
Sec. 4.06(iii) Targeted O/C Amount                                                                4,807,338.00
Sec. 4.06(iii) O/C Deficiency Amount                                                                      0.00
Sec. 4.06(iii) O/C Release Amount                                                                         0.00
Sec. 4.06(iii) Monthly Excess Interest                                                            1,420,906.40
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                    1,420,906.40
Sec. 4.06(iii) Extra Principal Distribution Amount                                                        0.00

Sec. 4.06(iv) Servicing Compensation                                                                      0.00

Sec. 4.06(v) Current Advances                                                                        75,030.56

Sec. 4.06(vi) Ending Collateral Balance Group 1                                                 130,857,498.19
Sec. 4.06(vi) Ending Collateral Balance Group 2                                                 228,810,931.55
Sec. 4.06(vi) Total Ending Collateral Balance                                                   359,668,429.74

Sec. 4.06(vii) Total Beginning Number of Loans                                                        2,332.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                                  941.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                                1,391.00

Sec. 4.06(vii) Total Ending Number of Loans                                                           2,309.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                     931.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                   1,378.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                      7.07597 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                            7.03718 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                            7.09816 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                                 302.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                                 353.00

Sec. 4.06(viii)Loans Delinquent

                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        14             2,385,880.47                  1.82 %
                                              2 Month                         1                92,236.68                  0.07 %
                                              3 Month                         2               259,396.70                  0.20 %
                                              Total                      17                 2,737,513.85                  2.09 %
                                               Group 2
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        29             4,120,253.28                  1.80 %
                                              2 Month                        12             1,737,156.53                  0.76 %
                                              3 Month                         9             1,469,893.79                  0.64 %
                                               Total                         50             7,327,303.60                  3.20 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        43             6,506,133.75                  1.81 %
                                              2 Month                        13             1,829,393.21                  0.51 %
                                              3 Month                        11             1,729,290.49                  0.48 %
                                               Total                         67            10,064,817.45                  2.80 %

                                              Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                   Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              272,577.85                  0.12 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              272,577.85                  0.08 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                   Loans in Bankruptcy

                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         3              293,974.13                  0.13 %


                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         3              293,974.13                  0.08 %


Sec. 4.06(ix)Loans in REO
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                                 1,468,091.82
Principal Prepayments Group 2                                                                                 2,466,688.05

Sec. 4.06 Prepayment Penalties/Premiums                                                                         162,080.38

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                           0.00
Current Realized Losses Incurred in Group 2                                                                           0.00
Cummulative Realized Losses Incurred in Group 1                                                                       0.00
Cummulative  Realized Losses Incurred in Group 2                                                                      0.00

Sec. 4.06(xiii)Class M1 Unpaid Realized Loss Amount                                                                   0.00
Sec. 4.06(xiii) Class M1 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiii) Class M2 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiii) Class M2 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiii) Class M3 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiii) Class M3 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiii) Class M4 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiii) Class M4 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiii) Class M5 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiii) Class M5 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06 Unpaid Interest
Class IA Unpaid Interest Shortfall                                                                                    0.00
Class IIa Unpaid Interest Shortfall                                                                                   0.00
Class M1 Unpaid Interest Shortfall                                                                                    0.00
Class M2 Unpaid Interest Shortfall                                                                                    0.00
Class M3  Unpaid Interest Shortfall                                                                                   0.00
Class M4  Unpaid Interest Shortfall                                                                                   0.00
Class M5  Unpaid Interest Shortfall                                                                                   0.00
Class N Unpaid Interest Shortfall                                                                                     0.00

Sec. 4.06(xv) Current Period Relief Act Interest Shortfalls                                                         606.27

Class IA Interest Accrual Relief Act Reduction                                                                      276.08
Class IIA Interest Accrual Relief Act Reduction                                                                     193.33
Class M1  Interest Accrual Relief Act Reduction                                                                      33.73
Class M2 Interest Accrual Relief Act Reduction                                                                       41.21
Class M3  Interest Accrual Relief Act Reduction                                                                      30.00
Class M4  Interest Accrual Relief Act Reduction                                                                      12.24
Class M5  Interest Accrual Relief Act Reduction                                                                      19.68
Total Class Interest Accrual Relief Act Reduction                                                                   606.27

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                                      0.00
Class IA  Prepayment Interest Shortfall Reduction                                                                     0.00
Class IIA  Prepayment Interest Shortfall Reduction                                                                    0.00
Class M1   Prepayment Interest Shortfall Reduction                                                                    0.00
Class M2  Prepayment Interest Shortfall Reduction                                                                     0.00
Class M3   Prepayment Interest Shortfall Reduction                                                                    0.00
Class M4   Prepayment Interest Shortfall Reduction                                                                    0.00
Class M5   Prepayment Interest Shortfall Reduction                                                                    0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                                   1,516.25

Sec. 4.06(xvii)Cap Carryover Amount - Class IA                                                                        0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IA                                                                 0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class IIA                                                                       0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IIA                                                                0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M1                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M2                                                                        0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M1                                                                 0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M2                                                                 0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M3                                                                        0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M3                                                                 0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M4                                                                        0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M4                                                                 0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M5                                                                        0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M5                                                                 0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                            NO

Sec. 4.06(xix) Credit Enhancement Percentage                                                                     19.0193 %

Sec. 4.06(xix) Rolling 3 Month Prior Delinquency Percentage                                                      57.3257 %

Sec. 4.06(xix) Rolling 3 Month Percentage divided by the Credit Enhancement Percentage                           33.1776 %

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Collateral Balance                         0.0000 %

Sec. 4.06(xx) Available Funds
Available Funds                                                                                               6,379,994.22
Interest Remittance Amount                                                                                    2,147,310.37
Principal Remittance Amount                                                                                   4,232,683.85

Sec 4.06 Repurchased Principal                                                                                        0.00

Sec 4.06 Class X Distributable Amount                                                                                 0.00




                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
